SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement, dated as of November 15, 2013, (this “Agreement”) by and among Mass Petroleum, Inc., a Nevada corporation, or its successors or assigns(collectively referred to hereinafter as “PubCo”) the PubCo shareholders prior to Closing (as defined herein) (the “PubCo Shareholders”), and Dyna Nutra, Inc., a Florida corporation (“Dyna”). For purposes of this Agreement, PubCo, PubCo Shareholders, and Dyna are sometimes collectively referred to herein as the “Parties” and/or individually as a “Party.”

RECITALS

WHEREAS, (i) the shareholders of Dyna (the “Dyna Shareholders”) believe it is in their respective best interests to exchange one hundred percent (100%) of Dyna Shares, which is equal to 100 shares, for shares of PubCo’s Common Stock representing sixty percent (60%) of the total issued and outstanding shares of the capital stock of PubCo, which is equal to 67,500,000 shares, at Closing (such shares being hereinafter referred to as the “PubCo Shares”), subject to possible increase as provided for in this Agreement; and (ii) PubCo believes it is in its best interests and the best interests of its shareholders to acquire Dyna Shares in exchange for the issuance of the PubCo Shares to the Dyna Shareholders, upon the terms and subject to the conditions set forth in this Agreement (the “Share Exchange”); and,

WHEREAS, Dyna owns one hundred percent (100%) of the shares of the common stock of DynaPep Corporation (“DynaPep”), which represents 100% of the issued and outstanding shares of capital stock of DynaPep (such shares being hereinafter referred to as the “DynaPep Shares”); and,

WHEREAS, Dyna owns one hundred percent (100%) of all of the equity interests of Intocell Distributors, LLC, (such interests being hereinafter referred to as the “Intocell Shares”); and,

WHEREAS, it is the intention of the parties that upon the Closing (as hereinafter defined): (i) Dyna, DynaPep and Intocell shall become wholly-owned subsidiaries of PubCo; and (ii) PubCo shall assume ownership and title to all of the tangible and intangible assets of Dyna, DynaPep and Intocell presently owned or hereafter acquired; and,

WHEREAS, it is the intention of the parties that: (i) the Share Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) the Share Exchange shall qualify as a transaction in securities exempt from registration under the Securities Act of 1933, as amended and in effect on the date of this Agreement (the “Securities Act”); and,

AGREEMENT

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

EXCHANGE OF DYNA SHARES FOR PUBCO SHARES AND FINANCINGS

Section 1.1      Agreements to Exchange Dyna Shares for PubCo Shares. On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, the Dyna Shareholders shall assign, transfer, convey and deliver the Dyna Shares to PubCo and, in consideration and exchange for the Dyna Shares, PubCo shall issue, transfer, convey and deliver the PubCo Shares to the Dyna Shareholders, with such deliveries being made pursuant to the terms and conditions of this Article I. This Agreement is a Plan of Share Exchange as required by Section 607.1102 of the Florida Statutes.

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Section 1.2      Closing; Initial Financing; Registration Statement Filing.

A.        Closing. The closing of the Share Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at such time and date as the Parties hereto shall agree orally or in writing (the “Closing Date”), but no later than fourteen days following the delivery of the audited financial statements to the Company.

B.         Pre-Closing Financing. Prior to Closing, PubCo and Dyna shall enter into a simple interest bearing Promissory Note (the “Note”) in the amount of $70,000.00 dollars which shall either: (i) be included in and deducted from the Financing (defined below); or, (ii) in the event the transaction contemplated herein does not Close, the Note shall become due and payable with 60 days from the date this Agreement is terminated. Additionally, PubCo agrees that it shall advance such fees necessary to Dyna in order to Dyna to engage a PCAOB certified auditor to being the audit of Dyna’s books and finances, any such fees advanced shall be non-recoupable by PubCo in the event that this Agreement is terminated prior to Closing. However, all such fees shall be included in and deducted from the Financing.

C.         Financing. At the Closing, PubCo shall have received financing in the aggregate amount of at least five hundred thousand dollars ($500,000) in good and lawful funds which shall be used as working capital for the post-exchange company.

Section 1.3      Restrictions on PubCo Shares Issued Pursuant to this Agreement.  The PubCo Shares to be issued by PubCo pursuant to this Agreement have not been registered and are being issued pursuant to a specific exemption under the Securities Act, as well as under certain state securities laws for transactions by an issuer not involving any public offering or in reliance on limited federal preemption from such state securities registration laws, based on the suitability and investment representations made by the DynaShareholders to PubCo.  The PubCo Shares to be issued by PubCo pursuant to this Agreement must be held and may not be sold, transferred (except as otherwise set forth in this Section 1.3 hereof), or otherwise disposed of for value unless such securities are subsequently registered under the Securities Act or an exemption from such registration is available, and that the certificates representing the Shares of PubCo Common Shares issued in the Share Exchange will bear a legend in substantially the following form so restricting the sale of such securities:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or other compliance under the Securities Act.”

Section 1.4      Initial Distribution; Lock-Up of PubCo Shares.

A.        Upon Closing the PubCo Shares shall be transferred to those additional Dyna Shareholders (“Additional Dyna Shareholders”) and in such amounts as set forth on Exhibit B attached hereto. It is understood and agreed that the Additional Dyna Shareholders shall receive such shares subject to the terms and conditions of this Section 1.4, and Dyna agrees to take all steps necessary to ensure that the Additional Dyna Shareholders receive and understand the applicable restrictions as fully set forth herein.

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B.         The PubCo Shares and the PubCo Financing Shares received by the Dyna Shareholders and the Additional Dyna Shareholders, pursuant to this Agreement shall be subject to a mandatory lock-up preventing the sale, assignment, disposition of, distribution of, pledge or transfer of (each a "Transfer") of such PubCo Shares by the Dyna Shareholder and the Additional Dyna Shareholders thereof as provided below (collectively the "Lock-Up"):

(i)         Up to the one (1) year anniversary of the Closing of the Share Exchange (the "Lock-Up Period"), the Dyna Shareholders and the Additional Dyna Shareholders will be prohibited from Transferring, publicly or privately any of the PubCo Shares that each Dyna Shareholder and the Additional Dyna Shareholders beneficially owns; provided that the Lock-Up shall not apply to any other securities of PubCo which any Dyna Shareholder and the Additional Dyna Shareholders may hold of PubCo or acquire from time to time, other than the PubCo Shares.  However, all securities issued to any Dyna Shareholder and the Additional Dyna Shareholders in connection with this Agreement or as a result of the fact that the Dyna Shareholder and the Additional Dyna Shareholders owns securities of PubCo as a result of this Agreement shall be subject to the Lock-Up.

(ii)        The Dyna Shareholders and the Additional Dyna Shareholders shall not be restricted in selling any PubCo Shares, other than pursuant to any applicable laws and the terms and conditions of this Agreement, after the expiration of the Lock-Up Period.

(iii)       The Dyna Shareholders and the Additional Dyna Shareholders consent to the entry of stop transfer instructions with the Exchange Agent, as hereinafter defined, against the transfer of the PubCo Shares except in compliance with the provisions of this Agreement. The Dyna Shareholders and the Additional Dyna Shareholders also consent to the placement of a legend, substantially in the form of the following, on any and all stock certificates that evidence the PubCo Shares:

“THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE NEGOTIATED BEFORE, DECEMBER 1, 2014. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON SALE OR OTHER TRANSFER PURSUANT TO TERMS SET FORTH IN THE RESTRICTIONS CLAUSE OF A SHARE EXCHANGE AGREEMENT BETWEEN MASS PETROLEUM, INC. AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. ANY TRANSFER OR ATTEMPTED TRANSFER BEFORE DECEMBER 1, 2014 IS VOID.”

(iv)       For the sake of clarity and in an abundance of caution, the Lock-Up shall not apply to any other securities of PubCo which any Dyna Shareholder and the Additional Dyna Shareholders may hold of PubCo or acquire from time to time other than the PubCo Shares, and securities received as a result of ownership of the PubCo Shares.

Section 1.5      Anti-Dilution.  The PubCo Shareholders shall not be diluted for a period of one (1) year after the date of Closing in accordance with the following terms, provisions and conditions:

A.        Anti-Dilution at Closing.  Upon Closing, the PubCo Shareholders shall own 20% of the total issued and outstanding Common Stock shares ofPubCo (including the PubCo Financing Shares), which shall be calculated on a fully-diluted basis after the conversion of the Dyna Shares and after giving effect to all outstanding derivative securities of PubCo (the “PubCo Shareholders Initial Equity Stake”).  Except for the Financings and any Exempt Issuance (as defined herein), for one year from the Closing, PubCo shall not issue shares which shall cause the PubCo Shareholders to own less than thePubCo Shareholders pre-Closing equity stake.  If PubCo issues shares of PubCo that causes the PubCo Shareholders to own less than the PubCo Shareholders pre-Closing equity stake, then PubCo shall issue to the PubCo Shareholders that certain number of shares which shall entitle the PubCo Shareholders to own 20% of the total issued and outstanding shares of PubCo (to be calculated on a fully-diluted basis as provided above in Section 1.5A).

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B.         Exempt Issuance.  Exempt Issuance means the issuance of: (1) shares of PubCo Common Stock, options or other rights to employees, officers, consultants, advisors or directors of PubCo pursuant to any Equity Incentive Plan duly adopted for such purpose by a majority of the existing members of the Board of Directors (the “Board”) or by a majority of the members of a committee of directors established for such purpose; (2) securities issued upon the exercise or exchange or of conversion of any securities issued under subsection (1); (3) securities issued to any Placement Agent or other registered broker-dealers as commission or fees on connection with any financing transactions, (4) securities issued pursuant to a (i) merger, acquisition or similar transaction, (ii)strategic transactions approved by a majority of the disinterested directors of the Company, provided that under clause (ii) any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Dyna and in which the Dyna receives benefits in addition to the investment of funds or (iii) in lieu of some cash payment to vendors or service providers.  Provided, however, the above Exempt Issuances shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business in investing in securities.

Section 1.6      Exchange of Certificates and Treatment of Fractional Shares.

A.        PubCo and Dynahave selected Empire Stock Transfer  (the “Exchange Agent”) for the issuance and delivery of the PubCo shares to the Dyna Shareholders.

B.         Prior to or after the Closing, the Exchange Agent shall send or cause to be sent to each holder of record of Dyna Shares immediately prior to the Closing, transmittal materials for use in exchanging such Dyna Shareholder’s Dyna certificates for the consideration set forth in this Agreement. Delivery shall be effected, and risk of loss and title to the Dyna certificates theretofore representing Dyna Shares shall pass, only upon proper delivery of such certificates to the Exchange Agent, subject to such other provisions as set forth in this Agreement.

Section 1.7      Board Appointment.  The PubCo Shareholders shall have the right to appoint one member to the Board of PubCo for one year following the closing of this transaction.

Section 1.8      Transaction Costs. In the event that the transaction contemplated by this Agreement does not close, each of the Parties will be responsible for all of their own respective costs (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by it in connection with the transactions contemplated hereby. In the event that Dyna or PubCo unilaterally elects not to proceed, and such election is not as a result of any breach of the terms of this Agreement by the other Party (or Parties) or an incurable material deficiency found during the due diligence process, the Party electing not to proceed shall pay the other Party (or Parties) a break-up fee in the aggregate amount of one hundred thousand dollars ($100,000).

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ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PUBCO

PubCoand the PubCo Shareholders represent, warrant and agree that all of the statements in the following sections of this Article II are true and complete as of the date hereof.

Section 2.1      Corporate Organization

            A.        PubCo is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has all requisite corporate power and authority to own its properties and assets and governmental licenses, authorizations, consents and approvals to conduct its business as now conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its activities or property owned by it makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a Material Adverse Effect on the activities, business, operations, properties, prospects, assets, condition or results of operation of PubCo. “Material Adverse Effect” means any event, occurrence, fact, condition, change or effect, which, individually or in the aggregate, would reasonably be expected to be materially adverse to the business, operations, properties, prospects, assets, condition (financial or otherwise), or operating results of PubCo, or Dyna, as applicable, or would materially impair the ability of PubCo or Dyna, as applicable, to perform its obligations under this Agreement, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement; or (ii) changes in the U.S. securities markets generally.

            B.         Copies of the Articles of Incorporation and Bylaws of PubCo with all amendments thereto, as of the date hereof (the “PubCo Charter Documents”), have been furnished to Dyna, and such copies are true, correct and complete as of the date hereof.  The minute books of PubCo which have been made available for inspection, contain the minutes of all meetings of the PubCo Board its shareholders and written consents of each from its date of incorporation to the date of this Agreement, and adequately reflect all material actions taken by the PubCo Board, committees and its shareholders. PubCo is not in violation of any of the provisions of the PubCo Charter Documents.

Section 2.2      Capitalization of PubCo.

A.        The authorized capital stock of PubCo consists of: (i) 1,000,000,000_ shares of common stock, par value $0.0001, of which no more than 44,500,000 shares of Common Stock shall be issued and outstanding immediately prior to the Share Exchange; and (ii) 20,000,000 shares of preferred stock, par value $0.001, of which none shall be issued and outstanding immediately prior to the Share Exchange.

            B.         All of the issued and outstanding shares of Common Stock of PubCo immediately prior to this Share Exchange are duly authorized, validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable U.S. federal and state securities laws and state corporate laws, and any laws and regulations outside of the U.S. and will have been issued free of preemptive rights of any security holder.  The issuance of all of the PubCo Shares described in Section 2.2 have been, or will be, as applicable, in compliance with U.S. federal and state securities laws, foreign securities laws and rules and state corporate laws and no shareholder of PubCo has any right to rescind or bring any other claim against PubCo for failure to comply with the Securities Act, o state securities laws, or foreign securities laws or rules.

Section 2.3      Outstanding Warrants, Options, and other Derivative Securities. As of the date of this Agreement, there are no outstanding and unexercised options, warrants and other derivative securities issued by PubCo as reflected on Schedule 2.3.

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Section 2.4      Outstanding Agreements.  PubCo shall not be a party to any outstanding agreements as of the date of Closing, and PubCo shall have no liability for any agreements in effect prior to the Closing.

Section 2.5      Authorization, Validity and Enforceability of Agreements. PubCo has all corporate power and authority to execute and deliver this Agreement and all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement (collectively the “Agreements”) to perform its obligations hereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Agreements by PubCo and the consummation by PubCo of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of PubCo, and no other corporate proceedings on the part of PubCo are necessary to authorize the Agreements or to consummate the transactions contemplated hereby and thereby. The Agreements constitute the valid and legally binding obligation of PubCo and is enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally. PubCo does not need to give any notice to, make any filings with, or obtain any authorization, consent or approval of any government or governmental agency or other party in order for it to consummate the transactions contemplated by any of the Agreements.

Section 2.6      No Conflict or Violation. Neither the execution and delivery of the Agreements by PubCo, nor the consummation by PubCo of the transactions contemplated thereby will: (i) contravene, conflict with, or violate any provision of the PubCo Charter Documents; (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, court, administrative panel or other tribunal to which PubCo is subject; (iii) conflict with, result in a breach of, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which PubCo is a party or by which it is bound, or to which any of its assets or properties are subject; or (iv) result in or require the creation or imposition of any encumbrance of any nature upon or with respect to any of PubCo’s assets.

Section 2.7      Litigation. There is no action, suit, proceeding or investigation (“Action”) pending or currently threatened against PubCo or any of its affiliates, that may affect the validity of this Agreement or the right of PubCo to enter into this Agreement or to consummate the transactions contemplated hereby or thereby. There is no Action pending or currently threatened against PubCo or any of its affiliates, before any court or by or before any governmental body or any arbitration board or tribunal, nor is there any judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against or relating to PubCo or any of its affiliates. Neither PubCo nor any of its affiliates is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no Action by PubCo or any of its affiliates currently pending or which PubCo or any of its affiliates intends to initiate.

Section 2.8      Compliance with Laws. PubCo has been and is in compliance with, and has not received any notice of any violation of any, applicable law, order, ordinance, regulation or rule of any kind whatsoever, including without limitation the Securities Act, the Securities Exchange Act of 1934 (the “Exchange Act”), the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) or the applicable securities laws and rules and regulations of any state or any foreign jurisdiction.

Section 2.9      Financial Statements.  PubCo’s financial statements (the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles applicable in the United States of America (“ GAAP”) applied on a consistent basis, except that those Financial Statements that are not audited do not contain all footnotes required by GAAP. The Financial Statements fairly present the financial condition and operating results of PubCo as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. PubCo is a shell corporation and has no tangible assets and no liabilities (contingent or otherwise). PubCo is not a guarantor or indemnitor of any indebtedness of any other person, entity or organization. PubCo maintains a standard system of accounting established and administered in accordance with GAAP.

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Section 2.10      Books, Financial Records and Internal Controls. All the accounts, books, registers, ledgers, PubCo Board (and committee) minutes, consents and financial and other records of whatsoever kind of PubCo have been fully, properly and accurately kept and completed; there are no material inaccuracies or discrepancies of any kind contained or reflected therein; and they give and reflect a true and fair view of the financial, contractual and legal position of PubCo. PubCo maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

Section 2.11     Tax Returns, Payments and Elections. PubCo has filed all Tax (as defined below) returns, statements, reports, declarations and other forms and documents (including, without limitation, estimated Tax returns and reports and material information returns and reports) (“Tax Returns”) required pursuant to applicable law to be filed with any Tax Authority (as defined below). All such Tax Returns are accurate, complete and correct in all material respects, and PubCo has timely paid all Taxes due and adequate provisions have been and are reflected in PubCo’s Financial Statements for all current Taxes and other charges to which PubCo is subject and which are not currently due and payable. None of PubCo’s federal income Tax returns have been audited by the Internal Revenue Service. PubCo has no knowledge of any additional assessments, adjustments or contingent Tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against PubCo for any period, nor of any basis for any such assessment, adjustment or contingency. PubCo has withheld or collected from each payment made to each of its employees, if applicable, the amount of all Taxes (including, but not limited to, U.S. income taxes and other foreign taxes) required to be withheld or collected therefrom, and has paid the same to the proper Tax Authority. For purposes of this Agreement, the following terms have the following meanings: “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means any and all taxes including, without limitation, (x) any net income, alternative or add-on minimum Tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, value added, net worth, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit Tax, custom, duty or other Tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to Tax or additional amount imposed by any U.S., local or foreign governmental authority or regulatory body responsible for the imposition of any such Tax (domestic or foreign) (a “Tax Authority”), (y) any liability for the payment of any amounts of the type described in (x) as a result of being a member of an affiliated, consolidated, combined or unitary group for any taxable period or as the result of being a transferee or successor thereof, and (z) any liability for the payment of any amounts of the type described in (x) or (y) as a result of any express or implied obligation to indemnify any other person or entity.

Section 2.12      No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or anticipated by PubCo to arise, between PubCo and any accountants and/or lawyers formerly or presently engaged by PubCo. PubCo is current with respect to fees owed to its accountants and lawyers.

Section 2.13      Absence of Undisclosed Liabilities. Except as specifically disclosed herein: (A) there has been no event, occurrence or development that has resulted in or could result in a Material Adverse Effect; (B) PubCo has not incurred any liabilities, obligations, claims or losses, contingent or otherwise, including debt obligations, other than professional fees to be paid prior to Closing; (C) PubCo has not declared or made any dividend or distribution of cash or property to its shareholders, purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, or issued any equity securities other than with respect to transactions contemplated hereby; (D) PubCo has not made any loan, advance or capital contribution to or investment in any person or entity; (E) PubCo has not discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business; (F) PubCohas not suffered any losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business; (G) except for the Share Exchange, PubCo has not entered into any transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business; and (H) PubCo has not entered into any transaction with any officer, director or 10% shareholder.

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Section 2.14      Obligation for Current and Past Liabilities. Except as specifically provided herein, PubCo agrees that Dyna and the Dyna Shareholders shall assume no obligation for any current or past liabilities, secured or unsecured, incurred by PubCo by entering into this Agreement and/or consummating the Share Exchange.

Section 2.15      No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to PubCo or its respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by PubCo but which has not been so publicly announced or disclosed. PubCo has not provided to Dyna, or the Dyna Shareholders, any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by PubCo but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement and/or the Share Exchange.

Section 2.16     Disclosure. This Agreement and any certificate attached hereto or delivered in accordance with the terms hereof by or on behalf of PubCo or the PubCo Shareholders in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and/or therein not misleading.

Section 2.17      Absence of Certain Changes or Events. There has not been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of PubCo; and (b) PubCo has not: (i) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to shareholders or purchased or redeemed, or agreed to purchase or redeem, any of its shares; (ii) made any material change in its method of management, operation or accounting; (iii) entered into any other material transaction other than in the ordinary course of its business; or (iv) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees.

Section 2.18      SEC Reports. PubCo has timely filed all reports, schedules, forms, registration statements and other documents as required by the SEC (the "SEC") and PubCo has delivered or made available to the Dyna all reports, schedules, forms, registration statements and other documents filed with the SEC (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein the “PubCo SEC Documents"). As of their respective dates, the PubCo SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such PubCo SEC Documents, and none of the PubCo SEC Documents (including any and all consolidated financial statements included therein) as of such date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Except to the extent revised or superseded by a subsequent filing with the SEC (a copy of which has been provided to the Company prior to the date of this Agreement), none of the PubCo SEC Documents, to the knowledge of the PubCo's management, contains any untrue statement of a material fact or omits to state any material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of PubCo included in such PubCo SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted  by Form 10-Q of the SEC)  applied on a  consistent  basis  during the periods  involved  (except as may be indicated in the notes  thereto) and fairly present  the  consolidated  financial  position  of PubCo  and its  consolidated subsidiaries as of the dates thereof and the consolidated  results of operations and changes in cash flows for the periods then ended (subject, in the case of unaudited quarterly  statements, to normal year-end audit adjustments as determined by PubCo's independent accountants). Except as set forth in the PubCo SEC Documents, at the date of the most recent audited financial statements of PubCo included in the PubCo SEC Documents, PubCo has not incurred any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to PubCo.

Section 2.19      Certain Employee Payments.  PubCois not a party to any employment agreement which could result in the payment to any current, former or future director  or  employee  of PubCoof any  money or other  property  or  rights or accelerate  or provide  any other  rights or  benefits  to any such  employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a "parachute payment"  (within the meaning of Section  280G of the Code),  or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

Section 2.19      Benefit Plans.  PubCois not a party to any Benefit Plan under which PubCocurrently has an obligation to provide benefits to any current or former employee, officer or director of PubCo.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF DYNA NUTRA, DYNAPEP & INTOCELL

DynaNutra, DynaPep, and Intocell hereby represent and warrant to PubCo that, except as set forth on the Disclosure Schedule attached to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date of the Closing, except as otherwise indicated.  The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Article III, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Article III, only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. The Disclosure Schedules shall be provided by DynaNutra, DynaPep, and Intocell to PubCo prior to Closing.

Section 3.1      Corporate Organization.

            A.        Dyna is a corporation duly organized, validly existing and in good standing under the laws of Florida, and has all requisite corporate power and authority to own its properties and assets and governmental licenses, authorizations, consents and approvals to conduct its business as now conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its activities or property owned by it makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a Material Adverse Effect on the activities, business, operations, properties, prospects, assets, condition or results of operation of Dyna.

B.         Copies of the Articles of Incorporation and Bylaws of Dyna with all amendments thereto, as of the date hereof (the “Dyna Charter Documents”), have been furnished to PubCo, and such copies are true, correct and complete as of the date hereof.  The minute books of Dyna which have been made available for inspection, contain the minutes of all meetings of the Dyna Board its shareholders and written consents of each from its date of incorporation to the date of this Agreement, and adequately reflect all material actions taken by the Dyna Board, committees and its shareholders. Dyna is not in violation of any of the provisions of the Dyna Charter Documents.

Section 3.2      Capitalization of Dyna.  The authorized capital stock of Dyna consists of: (i) 35,000,000 shares of Common Stock, no par value, of which 100 shares of Common Stock are issued and outstanding immediately prior to the Share Exchange, and 10,000,000 shares of preferred stock, no par value, the rights and preferences of which shall be established from time-to-time by the Board of Directors of which 0 are issued and outstanding immediately prior to the Share Exchange. As of the date of this Agreement, there are no outstanding and unexercised options, warrants and other derivative securities issued by Dyna.

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Section 3.3      Authorization, Validity and Enforceability of Agreements. Dyna has all corporate power and authority to execute and deliver this Agreement and all Agreements to be executed and delivered in connection with the transactions contemplated by this Agreement to perform its obligations hereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Agreements by Dyna and the consummation by Dyna of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of Dyna, and no other corporate proceedings on the part of Dyna are necessary to authorize the Agreements or to consummate the transactions contemplated hereby and thereby. The Agreements constitute the valid and legally binding obligation of Dyna and is enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally. Dyna does not need to give any notice to, make any filings with, or obtain any authorization, consent or approval of any government or governmental agency or other party in order for it to consummate the transactions contemplated by any of the Agreements, resulting from the issuance of the Dyna Shares in connection with the Share Exchange.

Section 3.4      No Conflict or Violation. Neither the execution and delivery of the Agreements by Dyna, nor the consummation by Dyna of the transactions contemplated thereby will: (i) contravene, conflict with, or violate any provision of the Dyna Charter Documents; (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, court, administrative panel or other tribunal to which Dyna is subject; (iii) conflict with, result in a breach of, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Dyna is a party or by which it is bound, or to which any of its assets or properties are subject; or (iv) result in or require the creation or imposition of any encumbrance of any nature upon or with respect to any of Dyna’s assets, including without limitation, the Dyna Shares.

Section 3.5      Litigation. Except as otherwise provided on Schedule 3.6, there is no Action pending or currently threatened against Dyna or any of its affiliates that may affect the validity of this Agreement or the right of Dyna to enter into this Agreement or to consummate the transactions contemplated hereby or thereby. There is no Action pending or currently threatened against Dyna before any court or by or before any governmental body or any arbitration board or tribunal, nor is there any judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against or relating to Dyna. Dyna is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no Action by Dyna currently pending or which Dyna intends to initiate.

Section 3.6      Compliance with Laws.Dyna has been and is in compliance with, and has not received any notice of any violation of any, applicable law, order, ordinance, regulation or rule of any kind whatsoever, including without limitation the Securities Act, the  Exchange Act, the applicable rules and regulations of the SEC or the applicable securities laws and rules and regulations of any state or any foreign jurisdiction.

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Section 3.7      Financial Statements.  As of the Closing, Dyna’s Financial Statements will have been prepared in accordance with GAAP applied on a consistent basis, except that those Financial Statements that are not audited do not contain all footnotes required by GAAP. The Financial Statements to be delivered to PubCo as of the Closing will fairly present the financial condition and operating results of Dyna as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Dyna is not a guarantor or indemnitor of any indebtedness of any other person, entity or organization.

Section 3.8      Books, Financial Records and Internal Controls. All the accounts, books, registers, ledgers, Dyna Board (and committee) minutes, consents and financial and other records of whatsoever kind of Dyna have been fully, properly and accurately kept and completed; there are no material inaccuracies or discrepancies of any kind contained or reflected therein; and they give and reflect a true and fair view of the financial, contractual and legal position of Dyna. As of the Closing, Dyna will maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

Section 3.9      Tax Returns, Payments and Elections. Dyna has not filed any Tax Returns since inception.

Section 3.10    No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or anticipated by Dyna to arise, between Dyna and any accountants and/or lawyers formerly or presently engaged by Dyna, Dyna is current with respect to fees owed to its accountants and lawyers.

Section 3.11    Absence of Undisclosed Liabilities. Except as specifically disclosed on Schedule 3.11, since December 31, 2012: (A) there has been no event, occurrence or development that has resulted in or could result in a Material Adverse Effect; (B) Dyna has not incurred any liabilities, obligations, claims or losses, contingent or otherwise, including debt obligations, other than matters arising in the ordinary course of business and professional fees to be paid prior to Closing; (C) Dyna has not declared or made any dividend or distribution of cash or property to its shareholders, purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, or issued any equity securities other than with respect to transactions contemplated hereby; (D) Dyna has not made any loan, advance or capital contribution to or investment in any person or entity; (E) Dyna has not discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business; (F) Dyna has not suffered any losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business; (G) except for the Share Exchange, Dyna has not entered into any transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business; and (H) Dyna has not entered into any transaction with any officer, director or 10% shareholder.

Section 3.12     Disclosure. This Agreement and any certificate attached hereto or delivered in accordance with the terms hereof by or on behalf of Dyna or the Dyna Shareholders in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and/or therein not misleading.

Section 3.13     Absence of Certain Changes or Events. Since December 31, 2012 (a) there has not been any Material Adverse Effect with respect to Dyna; and (b) Dyna has not: (i) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to shareholders or purchased or redeemed, or agreed to purchase or redeem, any of its shares; (ii) made any material change in its method of management, operation or accounting; (iii) entered into any other material transaction other than in the ordinary course of its business; or (iv) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees.

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Section 3.14     Approval of Agreement. The Board of Dyna has authorized the execution and delivery of this Agreement in the manner required by Section 607.1103, Florida Statutes, and recommended this Plan of Share Exchange to its shareholders.

ARTICLE IV

CONDITIONS TO OBLIGATIONS OF DYNA AND THE DYNA SHAREHOLDERS

The obligations of Dyna to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Dyna or the Dyna Shareholders, as the case may be, in their sole discretion:

Section 4.1      Representations and Warranties of PubCo. All representations and warranties made by PubCo in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

Section 4.2      Agreements and Covenants. PubCo shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with on or prior to the Closing Date.

Section 4.3      Audited Financial Statements. Prior to Closing, the Dyna shall retain an independent audit firm registered in the U.S. with the Public Company Accounting Oversight Board, which shall be engaged for the purpose of preparing and delivering to PubCo audited Financial Statements for the two fiscal years ended December 31, 2011 and 2012. Such Financial Statements shall be delivered to PubCo prior to Closing and shall contain an independent auditors report.

Section 4.4      Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

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Section 4.5      No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of PubCo shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 4.6      Documents. PubCo must have caused the following documents to be delivered to Dyna:

A.        a duly executed Resolution of the Board of PubCo authorizing the issuance of the Series A shares to the Dyna Shareholders;

B.         this Agreement duly executed; and

C.         such other documents as Dyna or the Dyna Shareholders may reasonably request including a certificate that all of the representations and warranties of PubCo in this Agreement are true and correct as of the Closing Date and for the purpose of (B) evidencing the performance of, or compliance by PubCo with any covenant or obligation required to be performed or complied with by PubCo, (C) evidencing the satisfaction of any condition referred to in this Article VII, or (D) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

Section 4.7      No Material Adverse Effect.  There shall not have been any event, occurrence or development that has resulted in or could result in a Material Adverse Effect on or with respect to PubCo.

Section 4.8      Financing.  PubCo shall deposit in an account at a bank selected by the Dyna the sum of $500,000 representing the First Tranche Financing.

Section 4.9      Officers and Directors.  All officers and directors of PubCo shall have resigned and appointed the persons designated on Schedule 6.9 or such other persons designated by the Dyna.

Section 4.10    Books and Records. PubCo shall deliver to Dyna all books and records of PubCo.

ARTICLE V

CONDITIONS TO OBLIGATIONS OF PUBCO

The obligations of PubCo to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by PubCo in its sole discretion:

Section 5.1      Representations and Warranties of Dyna and the Dyna Shareholders. All representations and warranties made by Dyna and the Dyna Shareholders on behalf of themselves individually in this Agreement shall be true and correct on and as of the Closing Date.

Section 5.2      Approval by Majority Consent.  The holders of at least a majority (51%) of the outstanding DynaPep Shares and the holders of all of the outstanding Intocell Shares each must approve of this Agreement by written consent, in accordance with their respective Bylaws or Operating Agreement and the laws of the State of Florida, prior to the Closing Date.

Section 5.3      Agreements and Covenants. Dyna, DynaPep and Intocell shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by each of them on or prior to the Closing Date.

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Section 5.4      Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in full force and effect on the Closing Date.

Section 5.5      No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Dyna, DynaPep or Intocell shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 5.6      Documents. Dyna, DynaPep and Intocell must deliver to PubCo at or prior to the Closing:

A.        share certificates evidencing the number of Dyna Shares, along with executed stock powers with medallion guarantees transferring such DynaPep Shares to PubCo;

B.         share certificates evidencing the number of DynaPep Shares, along with executed stock powers with medallion guarantees transferring such DynaPep Shares to PubCo;

C.         share certificates evidencing the number of Intocell Shares, along with executed stock powers with medallion guarantees transferring such Intocell Shares to PubCo;

D.        this Agreement to which Dyna, DynaPep and Intocell are each a party, duly executed; and,

E.         such other documents as PubCo may reasonably request for the purpose of (A) evidencing the accuracy of any of the representations and warranties of Dyna, the DynaPep, and Intocell, (B) evidencing the performance of, or compliance by Dyna, the DynaPep, and Intocell with any covenant or obligation required to be performed or complied with by Dyna,  DynaPep,or Intocell, as the case may be, (C) evidencing the satisfaction of any condition referred to in this Article VIII, or (D) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

Section 5.7      No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any person, any claim asserting that such person (a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Dyna Shares, or any other stock, voting, equity, or ownership interest in, DynaPep or Intocell, or (b) is entitled to all or any portion of the PubCo Shares.

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ARTICLE VI

SURVIVAL AND INDEMNIFICATION

Section 6.1      Survival of Provisions. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall expire on the first day of the three-year anniversary of the Closing Date (the “Survival Period”). The right to indemnification, payment of or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

Section 6.2      Indemnification.

A.        Indemnification Obligations in favor of PubCo and the PubCo Shareholders. From and after the Closing Date until the expiration of the Survival Period, Dyna shall reimburse and hold harmless PubCo, the PubCo Shareholders, and their respective officers, directors, agents, attorneys and employees, and each person, if any, who controls or may “control” (within the meaning of the Securities Act) any of the forgoing persons or entities (each a “PubCo Indemnified Party”) against and in respect of any and all damages, losses, settlement payments, in respect of deficiencies, liabilities, costs, expenses and claims suffered, sustained, incurred or required to be paid by such PubCo Indemnified Party, and any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other procedures or investigation against any PubCo Indemnified Party, which arises or results from a third-party claim brought against a PubCo Indemnified Party to the extent based on a breach of the representations and warranties with respect to the business, operations or assets of Dyna. All claims of PubCo pursuant to Section 6.2 shall be brought by the PubCo Shareholders on behalf of PubCo and those Persons who were shareholders of PubCo immediately prior to the Closing Date.  In no event shall any such indemnification payments exceed $250,000 in the aggregate from Dyna.   No claim for indemnification may be brought under Section 6.2 A. unless all claims for indemnification, in the aggregate, total more than $10,000.

B.         Indemnification Obligations in favor of Dyna and the Dyna Shareholders. From and after the Closing Date until the expiration of the Survival Period, PubCo and the PubCo Shareholders shall indemnify and hold harmless Dyna, the Dyna Shareholders, and their respective officers, directors, agents, attorneys and employees, and each person, if any, who controls or may “control” (within the meaning of the Securities Act) any of the forgoing persons or entities (each a “Dyna Indemnified Person”) from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, legal fees  arising out of: (i) any breach of representation or warranty made by PubCo in this Agreement, and in any certificate delivered by PubCo pursuant to this Agreement; (ii) any breach by PubCo of any covenant, obligation or other agreement made by PubCo in this Agreement; and (iii) a third-party claim based on any acts or omissions by PubCo. In no event shall any such indemnification payments exceed $250,000 in the aggregate from PubCo.  No claim for indemnification may be brought under Section 6.2 B. unless all claims for indemnification, in the aggregate, total more than $10,000.  Nothing contained in Section 6.2 B. shall affect any rights or remedies of the Dyna and/or the Dyna Shareholders.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1      Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other parties.

Section 7.2      Fees, Taxes and Expenses. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs, taxes, duties and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by each Party, as incurred respectively.

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Section 7.3      Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight next business day delivery, or by email   delivery followed by overnight next business day delivery, as follows:

To Dyna:                                              265 S. Federal Highway

                                                            Suite 310

                                                            Deerfield Beach, FL 33441

                                                            (305)794-4315

With a Copy to:                                     Michael D. Harris, Esq.

                                                            Nason, Yeager, Gerson, White & Lioce, P.A.

                                                            1645 Palm Beach Lakes Boulevard

                                                            Suite 1200

                                                            West Palm Beach, FL 33401

                                                            Telephone:  (561) 471-3507

                                                            email:  mharris@nasonyeager.com

To Mass:                                              Mass Petroleum Inc.,

                                                            507-700 W. Pender Street

                                                            Vancouver, BC Canada

                                                            V6C 1G8

                                                            Telephone: 702-997-2187

or to such other persons or at such other addresses as shall be furnished by any Party by like notice to the others, and such notice or communication shall be deemed to have been given or made as of the date so delivered. No change in any of such addresses shall be effective insofar as notices under Section 10.3 are concerned unless notice of such change shall have been given to such other Parties hereto as provided in Section 10.3.

Section 7.4      Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

Section 7.5      Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible so as to be valid and enforceable.

Section 7.6      Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

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Section 7.7      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. Fax and PDF copies shall be considered originals for all purposes.

Section 7.8      Convenience of Forum; Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of Nevada, and/or the U.S. District Court for Nevada, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 9.3.  [Lisa/Jerry?]

Section 7.9      Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 7.10    Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Nevada without giving effect to the choice of law provisions thereof.

Section 7.11    Amendments and Waivers. Except as otherwise provided herein, no amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence.

Section 7.12    Covenant of Further Assurance.  The parties covenant and agree that they shall, from time to time, execute and deliver or cause to be executed and delivered all such further instruments of conveyance, transfer, assignments, receipts and other instruments, and shall take or cause to be taken such further or other actions as the other party or parties to this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MASS PETROLEUM, INC.

/s/ Jordan Shapiro___

Name: Jordan Shapiro

Title:  President and Chief Executive Officer

DYNA NUTRA, INC

/s/ Lisa Krinsky______

Name: Lisa Krinsky

Title: President

DYNAPEP CORPORATION

/s/ Lisa Krinsky______

Name: Lisa Krinsky,

Title:  President

INTOCELL, INC.

/s/ Lisa Krinsky______

Name: Lisa Krinsky

Title:  Manager

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